EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES -OXLEY ACT OF 2002

In connection with the Annual Report of METROGAS S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Eduardo Villegas Contte, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

    the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date : June 25, 2003

Name: Eduardo Villegas Contte
Title: Chief Financial Officer